UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2010

OAK TREE EDUCATIONAL PARTNERS, INC.
(Exact name of registrant as specified in charter)

Delaware	000-52634	20-2329345
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

845 Third Avenue, 6th Floor
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (646) 290-5290

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This current report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the SEC which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported by Oak Tree Educational Partners, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 27, 2010, effective May 21, 2010, the Company entered into agreements to acquire 100% of the equity interests of Educational Training Institute, Inc. (“ETI”), Culinary Tech Center, LLC (“CTC”) and Professional Culinary Institute LLC (“PCI” and together with ETI and CTC, the “Culinary Group”); the latter two of which are licensed by the New York State Department of Education.  The Culinary Group provides vocational training in commercial cooking, catering, hotel operations and customer service.

As further described below, on December 1, 2010, the Company and the Culinary Group satisfied all conditions to closing, including, without limitation, obtaining approval of the acquisition from the New York State Department of Education, and accordingly, the parties consummated the acquisition of the Culinary Group pursuant to amended and restated agreements. The cash portion of the purchase price for the Culinary Group was financed by the Company through a $10 million senior secured debt facility (the “Loan”) provided by Deerpath Funding, LP (“Deerpath”), a NYC-based provider of financing to middle market companies.

The Amended and Restated Agreement and Plan of Merger

On December 1, 2010 (the “Closing Date”), the Company consummated the acquisition of ETI pursuant to an amended and restated agreement and plan of merger dated as of November 30, 2010 (the “Merger Agreement”) by and among the Company, ETI Acquisition Corp. (a newly formed acquisition subsidiary of the Company) (“Mergerco”), ETI and its stockholders being Messrs. Joseph Monaco, Harold Kaplan and their wives and daughters (collectively, the “ETI Stockholders”) pursuant to which Mergerco was merged with and into ETI, with ETI as the surviving corporation of the merger (the “Merger”).  Upon consummation of the Merger, ETI became a wholly-owned subsidiary of the Company. Under the terms of the Merger Agreement, the ETI Stockholders were issued an aggregate of 1,200,000 shares of Company common stock (the “Merger Shares”), representing $3.0 million of Company common stock valued at $2.50 per share.  In addition, under the Merger Agreement, the ETI Stockholders are entitled to receive contingent merger consideration in the form of $500,000 of additional shares of Company common stock, based upon the Culinary Group reaching a certain cumulative EBITDA level in 2011.  The contingent merger consideration is valued based on the volume weighted average price of Company common stock for the 20 trading days prior to determination of the applicable EBITDA of the Culinary Group in fiscal 201l.

The Amended and Restated Membership Interest Purchase Agreement

Immediately following consummation of the Merger referred to above, the Company consummated the acquisition of CTC and PCI pursuant to an amended and restated membership interest purchase agreement (the “Purchase Agreement”) with the Culinary Group and Messrs. Monaco and Kaplan, the sole members of CTC and PCI.  Under the terms of the Purchase Agreement, ETI (now a wholly-owned subsidiary of the Company) purchased from Messrs. Monaco and Kaplan 100% of the membership interests of each of CTC and PCI.  The purchase price for such equity membership interests paid at closing was $1.5 million, in cash, in equal amounts to Messrs. Monaco and Kaplan or their designee(s).

On the Closing Date, Messrs. Monaco and Kaplan entered into employment agreements (the “Employment Agreements”) with the Company expiring December 31, 2013, pursuant to which they shall serve as Executive Vice Presidents of the Company and the President and Chief Operating Officer, respectively, of the Culinary Group. Such executives shall each receive base salaries of $150,000 in 2010, increasing to $200,000 in 2011 and $250,000 in each of 2012 and 2013; provided, that, in the event that the cumulative pre-tax income of the Culinary Group in 2011 does not equal or exceed the cumulative pre-tax income in 2010, then the base salaries for 2012 and 2013 shall remain at $200,000.  In addition, Messrs. Monaco and Kaplan shall be entitled to discretionary bonuses, as determined by the Company’s board of directors.

The Loan Agreement

On the Closing Date, the Company completed the Loan with Deerpath pursuant to a Loan Agreement dated November 30, 2010 by and among the Company and its subsidiaries and Deerpath (the “Loan Agreement”), and received gross proceeds of $3,000,000 as an initial drawdown (the “Initial Loan”), a portion of which was used to fund the acquisition of CTC and PCI. The Company paid an aggregate amount of $185,000 to Deerpath at the closing, consisting of structuring and closing fees and expenses.  Deerpath may, at its sole discretion, make additional Loans up to an aggregate amount equal to $7,000,000 (the “Additional Loans”).

In exchange for the Initial Loan the Company issued to Deerpath (i) a senior secured initial term promissory note in the principal amount of $3,000,000 (the “Note”); (ii) a warrant (the “Warrant”) initially exercisable to purchase 628,857 shares of Company common stock, representing 2.5% of the Company’s fully diluted common stock as of the Closing Date, at an exercise price of $0.50 per share; and (iii) 1,886,571 shares of Company common stock (the “Deerpath Shares”), representing 7.5% of the Company’s fully diluted common stock as of the Closing Date. In the event that after the Closing Date, the number of shares of fully diluted common stock of the Company increases (with certain exceptions as set forth in the Loan Agreement), the Company will be required to issue additional Warrants and Deerpath Shares so that Deerpath maintains its ownership of warrants to purchase 2.5% of the then fully diluted common stock of the Company, and Deerpath Shares representing 7.5% of the then fully diluted shares.

Under the terms of the Loan Agreement, the principal amount of the Loan and Additional Loans (collectively, the “Principal Debt”) shall bear interest at a rate equal to the lesser of (i) 13.50% per annum; and (ii) the maximum rate of interest Deerpath may receive under applicable law. The principal amount and all accrued and unpaid interest under the Loan and Additional Loans shall be repaid by the Company on or prior to November 30, 2015 (the “Maturity Date”). Commencing on January 1, 2011 and continuing until the Principal Debt is paid in full (a) accrued and unpaid interest shall be paid by the Company in arrears on the first day of each month; and (b) the Company shall make payments of Principal Debt on a quarterly basis in an amount equal to $75,000 per quarter. In addition, the Company may elect to prepay any or all of the Principal Debt upon 2 business day’s prior written notice to Deerpath in a minimum amount of $100,000 and in minimum increments of $10,000 for any amounts in excess of $100,000. The Company shall pay a cash prepayment premium of 3%, 2% or 1% of the Principal Debt being prepaid if such prepayment occurs on or prior to the first, second or third anniversaries of the Closing Date, respectively.

The Loan and Additional Loans are secured by a first priority lien and security interest on all of the assets of the Company and its subsidiaries pursuant to a security agreement (the “Security Agreement”) dated as of November 30, 2010, among the Company, each of its subsidiaries and Deerpath, as well as by a pledge of all of the equity that the Company and certain of its subsidiaries owns in each of their respective subsidiaries pursuant to a pledge agreement (the “Pledge Agreement”) dated as of November 30, 2010, among the Company, certain of its subsidiaries and Deerpath. Due to the entry by the Company into the Security Agreement with Deerpath, Valley Anesthesia, Inc. (“Valley”), the Company’s wholly owned subsidiary, entered into a Subordination and Intercreditor Agreement (the “Subordination Agreement”) and Amended and Restated Security Agreement (the “Valley Security Agreement”) with Valley Anesthesia Educational Programs, Inc. (“VAEP”), pursuant to which VAEP agreed to subordinate its security interest in all of Valley’s assets, as well as repayment, covering a 6-year installment promissory note in the principal amount of $2,000,000 (the “VAEP Note”) previously issued by Valley to VAEP in connection with Valley’s August 2009 purchase of a majority of the equity of VAEP, in favor of Deerpath’s priority first lien and security interest.

In consideration for its execution of the Subordination Agreement, Oak Tree and each of its subsidiaries guaranteed the VAEP Note and, pursuant to an amended and restated security agreement, Oak Tree and its subsidiaries granted VAEP a lien, subordinated to the Deerpath lien and any other senior secured indebtedness (including acquisition indebtedness), on the assets and properties of Oak Tree and its subsidiaries.  In addition, Oak Tree’s principal shareholders, Kinder Investments, LP, Joseph J. Bianco and Anil Narang agreed to guaranty, under certain circumstances, the payment when due of up to nine monthly installments, totaling a maximum of approximately $319,500, of the VAEP Note.

The foregoing is a summary of certain material terms and conditions of the Merger Agreement, the Purchase Agreement, the Employment Agreements, the Loan Agreement, the Note, the Warrant, the Security Agreement, the Pledge Agreement, the Subordination Agreement, and the Valley Security Agreement, and not a complete discussion of such agreements.  Accordingly, the foregoing is qualified in its entirety by reference to the full text of those agreements attached to this Current Report on Form 8-K in Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10, respectively, and incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference.  The Company’s issuance of the Merger Shares, the Note, the Warrant, and the Deerpath Shares were made in reliance upon the exemption from registration for non-public offerings under §4(2) of the Securities Act of 1933, as amended.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference.

Item 8.01  Other Events.

On December 2, 2010, the Company issued a press release discussing the Culinary Group acquisition and the consummation of the Loan. A copy of the press release is annexed hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

To be filed by amendment to this Current Report of Form 8-K by no later than February 16, 2011, representing 71 calendar days after the date that this Form 8-K must be filed.

(b) Pro forma financial information.

To be filed by amendment to this Current Report of Form 8-K by no later than February 16, 2011, representing 71 calendar days after the date that this Form 8-K must be filed.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1
Amended and Restated Agreement and Plan of Merger dated November 30, 2010 by and among Oak Tree Educational Partners, Inc., ETI Acquisition Corp., Educational Training Institute, Inc., and the stockholders of Educational Training Institute, Inc.

10.2
Amended and Restated Interest Purchase Agreement dated November 30, 2010 by and among Oak Tree Educational Partners, Inc., Culinary Tech Center LLC, Professional Culinary Institute LLC, Educational Training Institute, Inc., Joseph Monaco and Harold Kaplan.

10.3	Form of Employment Agreement with Joseph Monaco and Harold Kaplan.

10.4	Loan Agreement dated November 30, 2010 by and among Oak Tree Educational Partners, Inc. and its subsidiaries, and Deerpath Funding, LP.

10.5	$3,000,000 Initial Term Promissory Note dated November 30, 2010 issued to Deerpath Funding, LP.

10.6	Warrant to Purchase Shares of Common Stock dated November 30, 2010.

10.7	Security Agreement dated November 30, 2010 by and among Oak Tree Educational Partners, Inc. and its subsidiaries, and Deerpath Funding, LP.

10.8	Pledge Agreement dated November 30, 2010 by and among Oak Tree Educational Partners, Inc. and certain its subsidiaries, and Deerpath Funding, LP.

10.9	Subordination and Intercreditor Agreement dated November 30, 2010 by and among Valley Anesthesia, Inc., Valley Anesthesia Educational Programs, Inc. and Deerpath Funding, LP.

10.10
Amended and Restated Security Agreement dated November 30, 2010 by and among Oak Tree Educational Partners, Inc., Valley Anesthesia, Inc. and their respective subsidiaries, and Valley Anesthesia Educational Programs, Inc.

99.1	Press Release of Oak Tree Educational Partners, Inc. dated December 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK TREE EDUCATIONAL PARTNERS, INC.
(Registrant)

By:	/s/ Joseph J. Bianco
	Name:	Joseph J. Bianco
	Title:	Chief Executive Officer

Date: December 7, 2010